May 6, 1999

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re:  Mellon Residential Funding Corporation
               Mortgage Pass-Through Certificates, Series 1999-TBC1. File No. 333-24453.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of the trust fund (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Pooling and Servicing
          Agreement") among Mellon Residential Funding Corporation, as Depositor (the "Depositor"), Boston Safe Deposit and Trust Company, a Massachusetts trust company, as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer"), Mellon bank, N.A. as national banking association organized under the laws of the United States, as standby purchaser (the "Standby Purchaser"), and Bankers Trust Company of California, N.A., as trustee (the "Trustee") is a Current Report on Form 8-K (the "Report").

          The Depositor will form a trust fund, and the trust fund will issue Mortgage Pass-Through Certificates, Series 1999-TBC1. The Mortgage Pass-Through Certificates, Series 1999-TBC1 will consist of the Class A-1, Class A-2, Class A-3, and Class X. The Mortgage Pass-Through Certificates, Series 1998-TBC1 will consist of the Class A-1, Class A-2, Class A-3, Class X and Class A-R Certificates (collectively, the "Senior Certificates") and the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates (collectively, the "Subordinated Certificates"). The Senior Certificates and the Subordinated Certificates are collectively referred to as the "Certificates". Only the Senior Certificates and the Class B-1, Class B-2, Class B-3 Certificates (collectively, the "Offered Certificates") are offered hereby.

          The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-24453). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, within 15 business days after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form attached herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
          Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
          Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Mellon Bank Residential Funding Mortgage Pass-Through Certificates, Series 1999-TBC1.


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  April 26, 1999


                       MELLON RESIDENTIAL FUNDING CORPORATION
          (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1999, which forms Mellon Bank Residential Funding Mortgage Pass-Through Certificates, Series 1999-TBC1.


                       MELLON RESIDENTIAL FUNDING CORPORATION
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC1
              (Exact name of Registrant as specified in its Charter)


                                        DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                333-24453                                23-2889067
                (Commission File Number)                 (I.R.S. Employer
                                                         Identification No.)


                 ONE MELLON BANK CENTER, ROOM 410
                 PITTSBURGH, PENNSYLVANIA                  15258
                 (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (412) 236-6559


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of April 26, 1999.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1999.


          Date:  May 6, 1999           By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX



          Document


          Monthly Remittance Statement to the Certificateholders dated as of April 26, 1999.





Mellon Residential Funding Corporation
Mortgage Pass-Through Certificates
Master REMIC Series 1999-TBC1

Statement  To  Certificateholders
This statement is also available on Bankers Trust's website, http://online.bank >erstrust.com/invr/. BT begins posting statements to the web at 7:00 PM Eastern > Standard time on the business day before each distribution date.
DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1   72,250,000.00  72,250,000.00     363,056.25     559,191.79
>922,248.04           0.00           0.00  71,690,808.21
          A-2   63,350,000.00  63,350,000.00     322,557.08           0.00
>322,557.08           0.00           0.00  63,350,000.00
          A-3  108,996,281.00 108,996,281.00     554,972.73           0.00
>554,972.73           0.00           0.00 108,996,281.00
          X   *251,512,988.16 251,512,988.16      70,166.04           0.00
> 70,166.04           0.00           0.00 250,953,696.37
          B-1    1,886,000.00   1,886,000.00      10,106.77           0.00
> 10,106.77           0.00           0.00   1,886,000.00
          B-2    1,258,000.00   1,258,000.00       6,741.42           0.00
>  6,741.42           0.00           0.00   1,258,000.00
          B-3    1,258,000.00   1,258,000.00       6,741.42           0.00
>  6,741.42           0.00           0.00   1,258,000.00
          B-4    1,258,000.00   1,258,000.00       6,741.42           0.00
>  6,741.42           0.00           0.00   1,258,000.00
          B-5      629,000.00     629,000.00       3,370.71           0.00
>  3,370.71           0.00           0.00     629,000.00
          B-6      627,607.16     627,607.16       3,363.25           0.00
>  3,363.25           0.00           0.00     627,607.16
          A-R          100.00         100.00           0.54         100.00
>    100.54           0.00           0.00           0.00


TOTALS         251,512,988.16 251,512,988.16   1,347,817.63     559,291.79   1,
>907,109.42           0.00           0.00 250,953,696.37
 * Notional Balance
FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          A-1  585525CG1        1,000.000000       5.025000       7.739679
> 12.764679     992.260321       6.030000%      6.030000%
          A-2  585525CH9        1,000.000000       5.091667       0.000000
>  5.091667   1,000.000000       6.110000%      6.110000%
          A-3  585525CJ5        1,000.000000       5.091667       0.000000
>  5.091667   1,000.000000       6.110000%      6.110000%
          X   *585525CK2        1,000.000000       0.278976       0.000000
>  0.278976     997.776291       0.334771%      0.334455%
          B-1  585525CM8        1,000.000000       5.358839       0.000000
>  5.358839   1,000.000000       6.430607%      6.430433%
          B-2  585525CN6        1,000.000000       5.358839       0.000000
>  5.358839   1,000.000000       6.430607%      6.430433%
          B-3  585525CP1        1,000.000000       5.358839       0.000000
>  5.358839   1,000.000000       6.430607%      6.430433%
          B-4  585525CQ9        1,000.000000       5.358839       0.000000
>  5.358839   1,000.000000       6.430607%      6.430433%
          B-5  585525CR7        1,000.000000       5.358839       0.000000
>  5.358839   1,000.000000       6.430607%      6.430433%
          B-6  585525CS5        1,000.000000       5.358846       0.000000
>  5.358846   1,000.000000       6.430607%      6.430433%
          A-R  585525CL0        1,000.000000       5.400000   1,000.000000   1,
>005.400000       0.000000       6.430410%      6.430410%


               This Statement is also available on Bankers Trust's website http >://online.bankerstrust.com/invr
               We begin posting statements to the website @ 7:00 p.m. EST on th >e Business Day before each Distribution Date.

SELLER:                       Boston Safe Deposit and Trust Company        ADMI
>NISTRATOR:                Barbara Campbell
SERVICER:                     Boston Safe Deposit and Trust Company
>                          Bankers Trust Company
LEAD UNDERWRITER:             Mellon Finnancial Markets, Inc.
>                           3 Park Plaza
RECORD DATE:                  March 31, 1999
>                          Irvine, CA 92614
DISTRIBUTION DATE:            April 26, 1999
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 6
>                            (c) COPYRIGHT 1999 Bankers Trust Company
Mellon Residential Funding Corporation
Mortgage Pass-Through Certificates
Subsidiary REMIC Series 1999-TBC1

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          1     72,250,000.00  72,250,000.00     387,176.12     559,191.79
>946,367.91           0.00           0.00  71,690,808.21
          2     63,350,000.00  63,350,000.00     339,482.46           0.00
>339,482.46           0.00           0.00  63,350,000.00
          3    108,996,281.00 108,996,281.00     584,093.52           0.00
>584,093.52           0.00           0.00 108,996,281.00
          4            100.00         100.00           0.54         100.00
>    100.54           0.00           0.00           0.00
          5      1,886,000.00   1,886,000.00      10,106.77           0.00
> 10,106.77           0.00           0.00   1,886,000.00
          6      1,258,000.00   1,258,000.00       6,741.42           0.00
>  6,741.42           0.00           0.00   1,258,000.00
          7      1,258,000.00   1,258,000.00       6,741.42           0.00
>  6,741.42           0.00           0.00   1,258,000.00
          8      1,258,000.00   1,258,000.00       6,741.42           0.00
>  6,741.42           0.00           0.00   1,258,000.00
          9        629,000.00     629,000.00       3,370.71           0.00
>  3,370.71           0.00           0.00     629,000.00
          10       627,607.16     627,607.16       3,363.25           0.00
>  3,363.25           0.00           0.00     627,607.16
          SR             0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00


TOTALS         251,512,888.16 251,512,888.16   1,347,817.63     559,291.79   1,
>907,109.42           0.00           0.00 250,953,696.37
 * Notional Balance
FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          1    MB99B1101        1,000.000000       5.358839       7.739679
> 13.098518     992.260321       6.430607%      6.430433%
          2    MB99B1102        1,000.000000       5.358839       0.000000
>  5.358839   1,000.000000       6.430607%      6.430433%
          3    MB99B1103        1,000.000000       5.358839       0.000000
>  5.358839   1,000.000000       6.430607%      6.430433%
          4    MB99B1104        1,000.000000       5.400000   1,000.000000   1,
>005.400000       0.000000       6.430607%      6.430433%
          5    MB99B1105        1,000.000000       5.358839       0.000000
>  5.358839   1,000.000000       6.430607%      6.430433%
          6    MB99B1106        1,000.000000       5.358839       0.000000
>  5.358839   1,000.000000       6.430607%      6.430433%
          7    MB99B1107        1,000.000000       5.358839       0.000000
>  5.358839   1,000.000000       6.430607%      6.430433%
          8    MB99B1108        1,000.000000       5.358839       0.000000
>  5.358839   1,000.000000       6.430607%      6.430433%
          9    MB99B1109        1,000.000000       5.358839       0.000000
>  5.358839   1,000.000000       6.430607%      6.430433%
          10   MB99B1110        1,000.000000       5.358846       0.000000
>  5.358846   1,000.000000       6.430607%      6.430433%
          SR   MB99B11SR            0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%


SELLER:                       Boston Safe Deposit and Trust Company        ADMI
>NISTRATOR:                Barbara Campbell
SERVICER:                     Boston Safe Deposit and Trust Company
>                          Bankers Trust Company
LEAD UNDERWRITER:             Mellon Finnancial Markets, Inc.
>                           3 Park Plaza
RECORD DATE:                  March 31, 1999
>                          Irvine, CA 92614
DISTRIBUTION DATE:            April 26, 1999
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 2 of 6
>                            (c) COPYRIGHT 1999 Bankers Trust Company
Mellon Residential Funding Corporation
Mortgage Pass-Through Certificates
Series 1999-TBC1

Statement  To  Certificateholders


Distribution Date:            April 26, 1999

                                                                1 to 30       3
>1 to 60       61 to 90          91+
DELINQUENT LOAN INFORMATION                                      Days
> Days           Days           Days           Total
PRINCIPAL BALANCE                                                     0.00
>      0.00           0.00           0.00           0.00
PERCENTAGE OF POOL BALANCE                                         0.00000%
>   0.00000%       0.00000%       0.00000%       0.00000%
NUMBER OF LOANS                                                           0
>          0              0              0              0
PERCENTAGE OF POOL LOANS                                           0.00000%
>   0.00000%       0.00000%       0.00000%       0.00000%
FORECLOSURE LOAN INFORMATION
PRINCIPAL BALANCE                                                     0.00
>      0.00           0.00           0.00           0.00
PERCENTAGE OF POOL BALANCE                                         0.00000%
>   0.00000%       0.00000%       0.00000%       0.00000%
NUMBER OF LOANS                                                           0
>          0              0              0              0
PERCENTAGE OF POOL LOANS                                           0.00000%
>   0.00000%       0.00000%       0.00000%       0.00000%
REO LOAN INFORMATION
PRINCIPAL BALANCE
>                                                   0.00
PERCENTAGE OF POOL BALANCE
>                                                0.00000%
NUMBER OF LOANS
>                                                       0
PERCENTAGE OF POOL LOANS
>                                                0.00000%
BANKRUPTCY LOAN INFORMATION
PRINCIPAL BALANCE                                                     0.00
>      0.00           0.00           0.00           0.00
PERCENTAGE OF POOL BALANCE                                         0.00000%
>   0.00000%       0.00000%       0.00000%       0.00000%
NUMBER OF LOANS                                                           0
>          0              0              0              0
PERCENTAGE OF POOL LOANS                                           0.00000%
>   0.00000%       0.00000%       0.00000%       0.00000%

TOTAL
PRINCIPAL BALANCE                                                     0.00
>      0.00           0.00           0.00           0.00
PERCENTAGE OF POOL BALANCE                                         0.00000%
>   0.00000%       0.00000%       0.00000%       0.00000%
NUMBER OF LOANS                                                           0
>          0              0              0              0
PERCENTAGE OF POOL LOANS                                           0.00000%
>   0.00000%       0.00000%       0.00000%       0.00000%

REO PROPERTY DETAIL
                              LOAN NUMBER                   PRINCIPAL BALANCE
                              NONE                               #N/A


                                                                Page 3 of 6
>                            (c) COPYRIGHT 1999 Bankers Trust Company
Mellon Residential Funding Corporation
Mortgage Pass-Through Certificates
Series 1999-TBC1

Statement  To  Certificateholders


Distribution Date:            April 26, 1999


COLLECTION ACCOUNT INFORMATION

               SOURCES OF PRINCIPAL
>                                              Total

               SCHEDULED PRINCIPAL RECEIVED
>                                               2,705.02
               PREPAYMENTS & CURTAILMENTS
>                                             556,586.77
               REPURCHASES/SUBSTITUTIONS
>                                                   0.00
               LIQUIDATION PROCEEDS
>                                                   0.00
               INSURANCE PROCEEDS
>                                                   0.00
               OTHER PRINCIPAL
>                                                   0.00
               PRINCIPAL ADVANCED
>                                                   0.00
               LESS: DELINQUENT PRINCIPAL
>                                                   0.00
               LESS: REALIZED LOSSES OF PRINCIPAL
>                                                   0.00

               TOTAL  PRINCIPAL
>                                             559,291.79

               SOURCES OF INTEREST

               SCHEDULED INTEREST
>                                           1,428,888.65
               REPURCHASES/SUBSTITUTIONS
>                                                   0.00
               LIQUIDATION PROCEEDS
>                                                   0.00
               INSURANCE PROCEEDS
>                                                   0.00
               OTHER INTEREST
>                                                   0.00
               LESS: DELINQUENT INTEREST
>                                                   0.00
               LESS: PPIS
>                                                   0.00

               LESS: CURRENT EXPENSE FEES
>                                             (81,071.02)
               LESS: REALIZED LOSSES
>                                                   0.00
               PLUS: COMPENSATING INTEREST
>                                                   0.00
               PLUS: INTEREST ADVANCED AMOUNT
>                                                   0.00


               TOTAL INTEREST
>                                           1,347,817.63

               PERMITTED WITHDRAWALS

               NONRECOVERABLE ADVANCES
>                                                   0.00
               EXPENSES INCURRED BY SERVICER
>                                                   0.00
               TOTAL SOURCES

               TOTAL REMITTANCE DUE
>                                           1,907,109.42

               AGGREGATE AMOUNT OF ADVANCES OUTSTANDING:
>                                                   0.00


                                                                Page 4 of 6
>                            (c) COPYRIGHT 1999 Bankers Trust Company
Mellon Residential Funding Corporation
Mortgage Pass-Through Certificates
Series 1999-TBC1

Statement  To  Certificateholders


Distribution Date:            April 26, 1999



SERVICING FEES
>                                              Total
ACCRUED MASTER SERVICING FEE FOR THE CURRENT PERIOD:
>                                              78,597.81
MASTER SERVICING FEE RETAINED:
>                                              78,597.81

REALIZED LOSSES
>                                              Total
PRIOR CUMULATIVE REALIZED LOSS
>                                                   0.00
CURRENT REALIZED LOSS
>                                                   0.00
TOTAL REALIZED LOSS
>                                                   0.00



POOL INFORMATION
>                                              Total
PRIOR PRINCIPAL BALANCE OF POOL:
>                                         251,512,988.16
CURRENT PRINCIPAL BALANCE OF POOL:
>                                         250,953,696.37

PRIOR NUMBER OF LOANS:
>                                                    417
CURRENT NUMBER OF LOANS:
>                                                    417

>                                                      0

>                                                   0.00

NUMBER OF LOANS PAID IN FULL:
>                                                      0

CURRENT WEIGHTED AVERAGE MORTGAGE RATE:
>                                                 6.8174%
NEXT WEIGHTED AVERAGE MORTGAGE RATE:
>                                                 6.8172%
WEIGHTED AVERAGE TERM TO MATURITY:
>                                                     351

TRIGGER EVENTS

AFTER THE 10TH ANNIVERSARY, IS ONE OF THE SENIOR STEP DOWN CONDITIONS SATISFIED
>?                                             #N/A


SUBORDINATION CREDIT ENHANCEMENT


SENIOR PREPAYMENT PERCENTAGE FOR THE NEXT DISTRIBUTION DATE
>                                                 100.00%
SENIOR PERCENTAGE FOR THE NEXT DISTRIBUTION DATE
>                                                 100.00%
SUBORDINATED PERCENTAGE FOR THE NEXT DISTRIBUTION DATE
>                                                   0.00%
HAS THE SENIOR CREDIT SUPPORT DEPLETION DATE OCCURRED?
>                                                     NO


                                                                Page 5 of 6
>                            (c) COPYRIGHT 1999 Bankers Trust Company
Mellon Residential Funding Corporation
Mortgage Pass-Through Certificates
Series 1999-TBC1

Statement  To  Certificateholders


Distribution Date:            April 26, 1999




> Prior         Current       Paid This      Remaining
UNPAID INTEREST SHORTFALL                                                     S
>hortfall     Allocation    Distribution     Shortfall

                  CLASS A-1
>      0.00           0.00           0.00           0.00
                  CLASS A-2
>      0.00           0.00           0.00           0.00
                  CLASS A-3
>      0.00           0.00           0.00           0.00
                   CLASS X
>      0.00           0.00           0.00           0.00
                  CLASS A-R
>      0.00           0.00           0.00           0.00
                  CLASS B-1
>      0.00           0.00           0.00           0.00
                  CLASS B-2
>      0.00           0.00           0.00           0.00
                  CLASS B-3
>      0.00           0.00           0.00           0.00
                  CLASS B-4
>      0.00           0.00           0.00           0.00
                  CLASS B-5
>      0.00           0.00           0.00           0.00
                  CLASS B-6
>      0.00           0.00           0.00           0.00


                    TOTAL
>      0.00           0.00           0.00           0.00


LOSS COVERAGE AMOUNTS

               CURRENT SPECIAL HAZARD LOSS COVERAGE AMOUNT
>                            6,300,000.00

               CURRENT  FRAUD LOSS COVERAGE AMOUNT
>                            2,515,129.00

               CURRENT BANKRUPTCY LOSS COVERAGE AMOUNT
>                              150,000.00


                                                                Page 6 of 6
>                            (c) COPYRIGHT 1999 Bankers Trust Company